SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  June 20, 2002
                                                           -------------

                          RACING CHAMPIONS ERTL CORPORATION
                          ---------------------------------
               (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction or incorporation)

                     0-22635                      36-4088307
                     -------                      ----------
            (Commission File Number)      (I.R.S. Employer I.D. Number)


               800 Roosevelt Road,
              Building C, Suite 320
                 Glen  Ellyn,  IL                            60137
              ---------------------                          -----
       (Address of Principal Executive Offices)            (Zip Code)

                                 (630) 790-3507
                                 --------------
              (Registrant's telephone number; including area code)

Item  4.  Changes  in  Registrant's  Certifying  Accountant.
          -------------------------------------------------

     On June 20, 2002, Racing Champions Ertl Corporation (the "Company") engaged KPMG LLP ("KPMG") to serve as the auditors for the Company and its subsidiaries for the fiscal year ending December 31, 2002. The Company's Board of Directors, upon the recommendation of its Audit Committee, had previously authorized the engagement of KPMG to replace its previous auditors, Arthur Andersen LLP, on May 10, 2002. Also on June 20, 2002, Racing Champions Worldwide Limited, a wholly owned subsidiary of the Company (the "Subsidiary"), notified Ernst & Young LLP ("E&Y") that the Subsidiary has discontinued its engagement of E&Y as its auditors. The decision to discontinue the engagement of E&Y was made to consolidate the auditing of the Company and all of its subsidiaries with KPMG and was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

     E&Y's reports on the Subsidiary's financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Subsidiary's two most recent fiscal years and through June 20, 2002, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Subsidiary's financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

     The Subsidiary provided E&Y with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of E&Y's letter, dated June 26, 2002, stating its agreement with such statements.

     During the Company's two most recent fiscal years and through June 20, 2002, neither the Company nor any of its subsidiaries consulted KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.


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

Item  7.  Financial  Statements  and  Exhibits.
          ------------------------------------

     (a)  Financial  statements  of  business  acquired.

          Not  applicable.

     (b)  Pro  forma  financial  information.

          Not  applicable.

     (c)  Exhibits

          16.1-Letter of Ernst & Young LLP dated June 26, 2002, concerning change in certifying accountants.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Racing Champions Ertl Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RACING  CHAMPIONS  ERTL  CORPORATION
Date:  June  26,  2002
                                            BY         /s/ Jody L. Taylor

                                                 Jody L. Taylor, Chief Financial
                                                    Officer and Secretary


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